Exhibit 99.2

Presentation #590

EASD 2022
STOCKHOLM & ONLINE

Oral Menin Inhibitor, BMF-219, displays a significant and durable reduction in HbA1c in a Type 2 Diabetes Rat Model

Priyanka Somanath, Sanchita Mourya, Weiqun Li, Tenley Archer, Brian Law, Daniel Lu, Tripta Rughwani, Lekha Kumar, Taisei Kinoshita, Mini Balakrishnan, Thomas Butler

EASD Annual Meeting 2022
September 20, 2022

biomea FUSION™

1

Menin: A novel target for beta-cell homeostasis

Potential Mechanism of Menin in Diabetes

- Menin is an epigenetic protein that plays a key role in regulating beta-cell proliferation and function.
- Menin inhibition has previously been shown to improve glycemic control in high fat induced diabetic mice (Ma et al., 2021).
- Inhibition of menin/JunD complex reduces the expression of Cyclin Dependent Kinase Inhibitors (CDKIs), allowing CDKs to drive beta-cell proliferation.

Menin regulates beta-cell quiescence


Nucleus
Transcription Factors Including JunD
Menin
Histone Regulators
CDKIs
CDKs
Menin Target Genes
CDK inhibition results in beta-cell quiescence

Figure adapted from Issa et al. *Leukemia* **35**, 2482–2495 (2021).

BMF-219: A selective covalent menin inhibitor


NPM1
MYC
Menin
JunD
MLL

BMF-219 covalent binding to menin disrupts menin complexes, resulting in global change of function

Menin inhibition by BMF-219 allows for beta-cell restoration and glucose homeostasis


Nucleus
Menin
BMF-219
Transcription Factors Including JunD
Histone Regulators
CDKIs
CDKs
Menin Target Genes
CDKI downregulating allows for beta-cell growth

biomea

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Study Design: Zucker Diabetic Fatty (ZDF) rat model of T2DM

THE ZDF RAT



Image Source: Charles River Laboratories, 2001.

- The ZDF rat is a model of pancreatic exhaustion and insulin resistance, thus mimicking some aspects of human diabetes.
- The ZDF rat is a translatable model for studying the development of T2D.

Treatment Scheme of ZDF Rat Model


Day: 0
8
15
21
28
43
56
Daily oral dosing (QD)
Drug wash out
Group 1 dose increased from 40 to 200 mg/day
last dose
study termination

Treatment groups (n=10/group):

1. Vehicle
2. BMF-219 40 mg/kg days 1-16, 200 mg/kg days 17-28 (QD, PO)
3. BMF-219 85 mg/kg (QD, PO)
4. BMF-219 170 mg/kg (QD, PO)
5. Liraglutide 0.2 mg/kg (BID, SC)

Rats monitored through dosing and washout phases:
Fasting blood glucose, insulin, OGTT, HbA1c, body weight, blood lipemic levels

Study Objective

Measure the ability of BMF-219 in restoring glycemic control in Zucker Diabetic Fatty (ZDF) Rat over a 4-week dosing study.

biomea

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BMF-219 substantially controls blood glucose levels in a 4-week dosing study in ZDF rats * p<0.05 ** p<0.001 4hr Fasting Blood Glucose **** p<0.0001 4 hr Fasting Blood Glucose Vehicle 800 600 ✱ BMF-219 40 mg/kg (Day 1-16), ✱✱ ✱✱✱ ✱✱✱✱ 200mg/kg (Day 17-28) PO ✱✱ ✱ 600 500 Liraglutide 0.2 mg/kg BID 400 400 200 300 Day 21 Day 29 0 Day 1 Day 8 Day 15 Day 21 Day 29 4hr Fasting Insulin 10 9 8 7 6 5 4 3 2 1 0 Day 1 Day 8 Day 15 Day 21 Day 29 Vehicle 0mg/kg BMF-219 40 mg/kg PO (days 1-16), 200 mg/kg PO (day 17-28) BMF-219 170mg/kg PO Liraglutide 0.2 mg/kg BID 4 Blood glucosse (mg/dL) Mean± SEM Insunin (ng/mL), Mean± SEM Blood Glucose (mg/dL)

BMF-219 substantially controls blood glucose levels in a 4-week dosing study in ZDF rats


4hr Fasting Blood Glucose
* p<0.05
** p<0.001
**** p<0.0001
Blood glucose (mg/dL) Mean ± SEM
800
600
400
200
0
**
*
**
*
*
*
*
****
Day 1
Day 8
Day 15
Day 21
Day 29


4 hr Fasting Blood Glucose
Blood Glucose (mg/dL)
600
500
400
300
Day 21
Day 29
Vehicle
BMF-219 40 mg/kg (Day 1-16), 200mg/kg (Day 17-28) PO
Liraglutide 0.2 mg/kg BID


4hr Fasting Insulin
Insunin (ng/mL), Mean ± SEM
10
9
8
7
6
5
4
3
2
1
0
Day 1
Day 8
Day 15
Day 21
Day 29
Vehicle 0mg/kg
BMF-219 40 mg/kg PO (days 1-16), 200 mg/kg PO (day 17-28)
BMF-219 170mg/kg PO
Liraglutide 0.2 mg/kg BID


OGTT- Day 25
Blood Glucose (mg/dL) Mean ± SEM
900
800
700
600
500
400
300
0
15
30
60
90
120
Time (min)
Vehicle 0mg/kg
BMF-219 200mg/kg PO
BMF-219 170mg/kg PO
Liraglutide 0.2 mg/kg BID

biomea FUSION We Aim to Cure 5

BMF-219 restores beta-cell function over 4 weeks of treatment 4 hr Fasting HOMA-B (Day 21) 4 hr Fasting HOMA-B (Day 29) BMF-219 restores and maintains HOMA-B index to Last day of treatment normal state (>201) over 4 weeks of treatment 400 400 HOMA-B (4 hr Fasting) 300 300 250 200 200 200 BMF-219 (170 mg/kg) 100 100 Liraglutide (0.2 mg/kg) 150 0 0 Vehicle 100 Vehicle Liraglutide (0.2 mg/kg) BMF-219 (170 mg/kg) 50 0 Day 21 Day 29 Severity Grading Assessment for HOMA-B Index Pancreatic Beta-Cell Function Adequate (normal state) ≥ 201.00 Mild deficiency 134.00 to 200.99 Moderate deficiency 67.00 to 133.99 Severe deficiency 0.00 to 66.99 Table Source: Fasipe JO et al. 2020. Can J Diabetes 44 (2020) 663e669. 6 HOMA-B Score

BMF-219 significantly reduces HbA1c (-3.5%) during treatment and maintains lowering effect during 2 weeks of drug washout Hemoglobin A1c (%) * p<0.05 ** p<0.01 ****p<0.0001 * BMF-219 Day 29: ✱✱✱✱ ✱✱✱✱ 15 3.5% HbA1c reduction ✱✱✱✱ ✱✱✱✱ Vehicle 0mg/kg * 10 BMF-219 40mg/kg (days 1-16), 200mg/kg (days 17-28) PO 5 BMF-219 170mg/kg PO Liraglutide 0.2 mg/kg BID 0 Day 1 Day 21 Day 29 Day 43 HbA1c reduction in BMF-219 Day: 0 15 21 28 43 56 8 treated groups maintained through washout period Daily oral dosing (QD) Drug wash out 7 HbA1c (%), Mean± SEM

BMF-219 treated groups display body weight and cholesterol reduction

BMF-219 200 mg/kg group reduces body weight during treatment in ZDF rats


Body weight
Body weight (g) Mean ± SEM
425
400
375
350
325
300
1 3 5 8 10 12 15 17 19 21 22 25 28 29 31
Days
13% body weight reduction on Day 29
Vehicle 0mg/kg
BMF-219 170mg/kg PO
Liraglutide 0.2mg/kg BID
BMF-219 40mg/kg (days 1-16), 200mg/kg (days 17-28) PO

BMF-219 reduces blood lipemic levels measured on Day 29


Total Cholesterol
Triglycerides
*** p<0.0005
****p<0.0001
****
***
TC (mg/dL) Mean ± SEM
250
200
150
100
50
0
TG (mg/dL) Mean ± SEM
1000
800
600
400
200
0
Vehicle 0mg/kg
BMF-219 200mg/kg PO
BMF-219 170mg/kg PO
Liraglutide 0.2 mg/kg BID

biomea FUSION We Aim to Cure 8

Summary and Conclusions ➢ BMF-219 displays significant glycemic control in ZDF rats, outperforming liraglutide in reduction of fasting blood glucose by Day 29 and by OGTT on day 25. ➢ BMF-219 significantly reduces HbA1c levels (-3.5%) during treatment and drug washout. ➢ BMF-219 treatment restores HOMA-B scores to normal state indicating restored beta-cell function. ➢ BMF-219 treated groups have significant reductions in body weight (13% at 4 weeks of treatment) and reduced blood lipemic levels. Collectively, these data demonstrate the novel long-acting potential of BMF-219 as an orally administered short-term treatment in achieving and maintaining glycemic control in T2DM. 9

THANK YOU 10